UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2023

AMJ Global Technology
(Exact name of registrant as specified in its charter)

Nevada	333-194055	33-1230169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11724 Ventura Blvd., Suite B, Studio City, California	91604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 853-7033

Kange Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective as April 26, 2023, AMJ Global Technology, formerly known as “Kange Corp.” (the “Company”) entered into an assignment agreement (the “Assignment Agreement”) with AMJ Global Entertainment, LLC (“AMJ Global Entertainment”), a Nevada limited liability company controlled by the Company’s CEO and director, Dr. Arthur Malone, Jr., pursuant to which AMJ Global Entertainment assigned to the Company 25% of the ownership rights to AMJ Global Entertainment’s intellectual property in connection with the “Blabeey” platform, including software, code and trade secrets.

The foregoing description of the Assignment Agreement and the terms thereof is qualified in its entirety by the full text of such agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2023, the Company filed with the State of Nevada a Certificate of Amendment to its Articles of Incorporation, changing the name of the Company to AMJ Global Technology.

The foregoing description of the Certificate of Amendment is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to, and incorporated by reference in, this report.

Item 8.01. Other Events.

Between February 16, 2023, and March 24, 2023, the Company appointed the following individuals to its Board of Advisors: Robert Stutman, Adrian Neilan, Vern Barkdull, Rocky Wright, Roman Phifer, and Jesse Anglen.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Articles of Incorporation, filed April 22, 2023
10.1	Assignment Agreement, dated as of April 23, 2023, by and between AMJ Global Technology, and AMJ Global Entertainment, LLC
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMJ GLOBAL TECHNOLOGY

Date: April 26, 2023	By:	/s/ Dr. Arthur Malone, Jr.
Dr. Arthur Malone, Jr., CEO

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